News Release	Contact:
For Immediate Release	James J. Hyland, VP Investor Relations (636) 534-2369 Email: investor.relations@tlcvision.com

TLCVision Reports 2007 Same-Store Procedure Growth up 7%

Issues First Quarter 2008 EPS Guidance of $0.07

ST. LOUIS, MO, March 12, 2008: TLC Vision Corporation (NASDAQ:TLCV; TSX:TLC), North America’s premier eye care services company, today announced results for the fourth quarter and full-year ended December 31, 2007 and offered guidance for the first quarter of 2008.

Jim Wachtman, President and Chief Executive Officer of TLCVision, commented, “TLC made great strides during 2007, despite the fact that it was a year of transition and investment for the Company. Our revenues were up across all three business segments. At the same time, we completed some significant strategic goals: implemented a new refractive strategy, simplified our overall business and improved our operating discipline, refined our strategic focus, and strengthened our executive leadership team. Overall, we reinforced our position as a leading competitor for 2008 and beyond.

During 2007 and the first quarter of 2008, we not only successfully repositioned 54 of our centers to our new refractive strategy, we also significantly increased consumer awareness of the TLC brand in the marketplace. Recent consumer awareness studies indicate an increased likelihood for consumers to consider TLC for LASIK over our competitors. Use of Tiger Woods in our consumer advertising has greatly enhanced the TLC image of trust and quality, and our direct to consumer message is well-positioned in the marketplace. As a result of our multi-pronged marketing strategy, we delivered 6.7% same-store procedure growth and 13.6% overall procedure growth in our repositioned centers, well above industry growth rates.

Our first quarter performance for 2008 has been very strong. As we announced earlier this quarter, the Company recorded a 14.3% increase in same-store refractive center procedures for January. In addition, we anticipate first quarter 2008 same-store procedure volume will show absolute growth well in excess of industry levels. We anticipate that first quarter 2008 revenues will be approximately $89 million and first quarter 2008 EPS will be approximately $0.07 per fully diluted share. We will continue to make progress in 2008 as we now have the right strategy, the right people and the right business model in place.”

Fourth Quarter 2007 Results and Highlights

•	Revenue for the fourth quarter was $66.3 million, a 5.7% increase over prior year revenue of $62.7 million. *Pro forma revenue, including revenue from discontinued operations for the three months ended December 31, 2007 was $67.0 million, compared to $63.5 million for the prior year period, an increase of 5.4%.

•	Refractive Centers revenue increased by 4.8% to $36.3 million on the strength of higher center procedures (up 2.5% on a same store basis to 20,800 for majority-owned centers). Total center procedures including minority-owned centers) increased 1.1% to 24,800.

oDoctor Services revenue increased 4.0% to $23.3 million. oEye Care revenue increased 18% to $6.7 million.

•	TLC opened one new de novo refractive center in Kennesaw, Georgia and announced the opening of its new Toronto, Ontario center in Q1 2008.

•	The Company completed the sale of its interest in Oxford Eye Surgery Center (Oxford, MS) on December 31, 2007. Combined with the sale of its Midland, TX ambulatory surgery center (sold in the third quarter of 2007) and the recently announced sale of its interest in the Rockland Surgery Center (Wilmington, DE), this reduces the number of stand-alone ambulatory surgery centers in the Company’s portfolio to five.

•	Consolidated net loss for the fourth quarter was ($25.3) million ($0.51 per diluted share), compared to a net loss of ($2.4) million from the prior year period. The consolidated quarterly net loss includes non-cash charges from the Company’s interest in OccuLogix, Inc. ($6.6 million) and impairment and restructuring charges ($6.5 million).

•	*Pro forma net loss before AMD, excluding the charges noted above, as well as normalizing interest expense and income taxes, was ($6.8) million, or ($0.14) per diluted share, compared to a net loss of ($1.9) million, or ($0.04) per diluted share, in the prior year period.

•	Fourth quarter operating cash flow was $1.5 million, or $0.03 per share, compared to $3.0 million, or $0.04 per share, in the prior year period.

Full-Year 2007 Results

•	Revenue for the twelve months ended December 31, 2007 was $298.4 million, compared to $277.8 million for the prior year period, an increase of 7.4%. *Pro forma revenue, including revenue from discontinued operations for the twelve months ended December 31, 2007 was $301.9 million, compared to $281.8 million for the prior year period, an increase of 7.1%.

•	Consolidated net loss was ($43.5) million ($0.74 per fully diluted share) compared to net income of $11.5 million, or $0.17 per fully diluted share, for the prior year period, and reflects the impact of the non-cash charges from the Company’s interest in OccuLogix, Inc. ($12.5 million) and impairment and restructuring charges ($21.0 million).

•	*Pro forma net loss before AMD, excluding the charges noted above, as well as normalizing interest expense and income taxes, was ($1.2) million, or ($0.02) per diluted share, compared to net income of $12.5 million, or $0.21 per diluted share, in the prior year period.

•	Year-to-date operating cash flow was $31.3 million, or $0.53 per share, compared to $38.4 million, or $0.55 per share, in the prior year period. The primary reason for the decrease was the incremental investment in the Refractive Centers business.

•	As previously announced, the Company completed a recapitalization in June, prior to a general downturn in the overall financial markets in the second half of 2007. The recapitalization allowed TLC to return $115 million in immediate value to shareholders.

Wachtman continued. “While we are concerned about the current trends in the overall consumer economy, we remain encouraged about TLC’s market position and strategy and believe that the steps we have taken throughout 2007 will continue to drive increased market penetration and above-average industry growth going forward.”

* Pro-forma results are presented to facilitate a comparison of current year and prior year results. The calculations of pro-forma results are not specified by United States generally accepted accounting principles. Our calculations of pro-forma results may not be comparable to similarly–titled measures of other companies. A reconciliation of reported net income to pro-forma net income for both the quarter and twelve months is included in the attached Consolidated Statements of Operation.

Conference Call

TLCVision invites all interested parties to participate in a conference call during which time the financial and operating results will be discussed. The call will be held today, at 9:00 a.m. Eastern Standard Time. To participate, please dial 866-852-2121 or 416-641-6119 (international callers). The call will be broadcast live on the Company’s web site at www.tlcv.com under the “Webcasts” link in the Investor Relations section.

A replay of the conference call will be available until March 26, 2008. To access the replay, dial 800-408-3053 or 416-695-5800 (international callers) and enter the pass code: 3251532. The call will also be archived on the Company’s web site at www.tlcv.com under the “Webcasts” link in the Investor Relations section.

Forward Looking Statements

This press release contains certain forward looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, Section 21E of the U.S. Securities Exchange Act of 1934 and Canadian Provincial Securities Laws, which statements can be identified by the use of forward looking terminology, such as “may”, “will”, “expect”, ”intend”, “anticipate”, “estimate”, “predict”, “plans” or “continue” or the negative thereof or other variations thereon or comparable terminology referring to future events or results. We caution that all forward-looking information is inherently uncertain and that actual results may differ materially from the assumptions, estimates or expectations reflected in the forward-looking information. A number of factors could cause actual results to differ materially from those in forward-looking statements, including but not limited to economic conditions, the level of competitive intensity for laser vision correction, the market acceptance of laser vision correction, concerns about potential side effects and long term effects of laser vision correction, the ability to maintain agreements with doctors on satisfactory terms, quarterly fluctuation of operating results that make financial forecasting difficult, the volatility of the market price of our common shares, profitability of investments, successful execution of our direct-to-consumer marketing programs, the ability to open new centers, the reliance on key personnel, medical malpractice claims and the ability to maintain adequate insurance therefore, claims for federal, state and local taxes, compliance with industry regulation, compliance with U.S. and Canadian healthcare regulations, disputes regarding intellectual property, many of which are beyond our control.

Therefore, should one or more of theses risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary significantly from what we currently foresee. Accordingly, we warn investors to exercise caution when considering any such forward-looking information herein and to not place undue reliance on such statements and assumptions. We are under no obligation (and we expressly disclaim any such obligation) to update or alter any forward-looking statements or assumptions whether as a result of new information, future events or otherwise, except as required by law.

See the Company’s reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward looking statements. TLCVision assumes no obligation to update the information contained in this press release.

About TLCVision

TLCVision is North America’s premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers management, and technology access service models, extensive optometric relationships, direct to consumer advertising and managed care contracting strength, TLCVision maintains leading positions in Refractive, Cataract and Eye Care markets. Information about vision correction surgery can be found on the TLC Laser Eye Centers website at www.tlcvision.com. More information about TLCVision can be found on the website at www.tlcv.com.

Note that the unaudited, interim consolidated financial statements for the three and twelve months ended December 31, 2006 include certain reclassifications to conform with the business-line and segment classifications for the three and twelve months ended December 31, 2007.

CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except per share amounts)
	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006

<root/>

	Results Before AMD			Results Before AMD
	Segment	AMD Segment	Total TLCVision	Segment			AMD Segment	Total TLCVision

Revenues:
Refractive centers	$36,311	$-	$36,311	$		34,652	$-	$34,652
Doctor services	23,321	-	23,321			22,411	-	22,411
Eye care	6,662	-	6,662			5,646	-	5,646

Total revenues	66,294	-	66,294			62,709	-	62,709

Cost of revenues (excluding amortization):
Refractive centers	29,383	-	29,383			26,655	-	26,655
Doctor services	17,066	-	17,066			16,529	-	16,529
Eye care	2,940	-	2,940			2,426	-	2,426

Total cost of revenues (excluding amortization)	49,389	-	49,389			45,610	-	45,610

Gross profit	16,905	-	16,905			17,099	-	17,099

General and administrative	8,606	-	8,606			8,550	-	8,550
Marketing and sales	12,389	-	12,389			7,467	-	7,467
Research and development, clinical and regulatory	-	-	-		-		-	-
Amortization of intangibles	844	-	844			865	-	865
Impairment of goodwill and other assets	4,550	-	4,550		-		-	-
Other expenses, net	1,771	-	1,771			781	-	781

Total operating costs	28,160	-	28,160			17,663	-	17,663

Operating loss	(11,255)	-	(11,255)			(564)	-	(564)

Loss on sale of Occulogix, Inc. stock	-	(34)	(34)		-		-	-
Interest income	227	-	227			525	-	525
Interest expense	(2,370)	-	(2,370)			(404)	-	(404)
Minority interests	(1,979)	-	(1,979)			(1,977)	-	(1,977)
(Loss) earnings from equity investments	(81)	(6,573)	(6,654)			450	(2,506)	(2,056)

(Loss) income from continuing operations before
income taxes	(15,458)	(6,607)	(22,065)			(1,970)	(2,506)	(4,476)
Income tax (expense) benefit	(3,445)	-	(3,445)			5,027	-	5,027

(Loss) income from continuing operations	(18,903)	(6,607)	(25,510)			3,057	(2,506)	551
Income (loss) from discontinued operations, net
of tax	226	-	226			(2,912)	-	(2,912)

Net (loss) income	$(18,677)	$(6,607)	$(25,284)	$		145	$(2,506)	$(2,361)

(Loss) earnigns per share — diluted	$(0.37)	$(0.13)	$(0.51)	$		0.00	$(0.03)	$(0.03)

Weighted average number of common shares
outstanding — diluted	49,928	49,928	49,928			69,759	69,759	69,759

Calculation of Pro Forma Net Income and EPS

Net (loss) income, as reported	$(18,677)			$		145
Add: Non-recurring costs	6,513					5,305
Interest expense from Dutch tender	0					(1,779)
Adjust income tax expense to 21%	5,275					(5,545)

Pro forma net (loss) income	$(6,889)			$		(1,874)

Pro forma (loss) earnings per share	$(0.14)			$		(0.04)

Calculation of Pro Forma Total Revenues

Total revenues, as reported	$66,294			$		62,709
Add: Revenues from Discontinued Operations	665					832
Pro forma total revenues	$66,959			$		63,541

Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except per share amounts)
		Twelve Months Ended December 31, 2007					Twelve Months Ended December 31, 2006

	Results Before AMD			Results Before AMD
	Segment	AMD Segment	Total TLCVision	Segment			AMD Segment	Total TLCVision

Revenues:
Refractive centers	$174,816	$-	$174,816			$161,822	$-	$161,822
Doctor services	97,087	-	97,087			93,171	-	93,171
Eye care	26,511	-	26,511			22,860	-	22,860

Total revenues	298,414	-	298,414			277,853	-	277,853

Cost of revenues (excluding amortization):
Refractive centers	126,804	-	126,804			114,883	-	114,883
Doctor services	70,281	-	70,281			66,662	-	66,662
Eye care	11,999	-	11,999			9,733	1,659	11,392
Total cost of revenues (excluding amortization)	209,084	-	209,084			191,278	1,659	192,937

Gross profit (loss)	89,330	-	89,330			86,575	(1,659)	84,916

General and administrative	34,819	-	34,819			32,717	1,759	34,476
Marketing and sales	42,979	-	42,979			27,622	169	27,791
Research and development, clinical and regulatory	-	-	-		-		1,475	1,475
Amortization of intangibles	3,398	-	3,398			3,451	-	3,451
Impairment of goodwill and other assets	7,659	-	7,659		-		-	-
Other expenses, net	2,753	-	2,753			25	849	874
Total operating costs	91,608	-	91,608			63,815	4,252	68,067

Operating (loss) income	(2,278)	-	(2,278)			22,760	(5,911)	16,849

Gain on sale of Occulogix, Inc. stock	-	899	899		-		1,450	1,450
Interest income	1,621	-	1,621			1,964	366	2,330
Interest expense	(5,778)	-	(5,778)			(1,455)	-	(1,455)
Minority interests	(8,921)	-	(8,921)			(9,228)	2,715	(6,513)
Earnings (losses) from equity investments	1,029	(13,396)	(12,367)			3,173	(5,809)	(2,636)

(Loss) income from continuing operations before
income taxes	(14,327)	(12,497)	(26,824)			17,214	(7,189)	10,025
Income tax (expense) benefit	(8,476)	-	(8,476)			3,655	-	3,655

(Loss) income from continuing operations	(22,803)	(12,497)	(35,300)			20,869	(7,189)	13,680
(Loss) income from discontinued operations, net
of tax	(8,214)	-	(8,214)			(2,161)	-	(2,161)

Net (loss) income	$(31,017)	$(12,497)	$(43,514)	$		18,708	$(7,189)	$11,519

(Loss) earnings per share — diluted	$(0.53)	$(0.21)	$(0.74)	$		0.27	$(0.10)	$0.17

Weighted average number of common shares
outstanding — diluted	59,139	59,139	59,139			69,580	69,580	69,580

Calculation of Pro Forma Net Income and EPS

Net (loss) income, as reported	(31,017)					18,708
Add: Non-recurring costs	20,987					5,305
Interest expense from Dutch tender	0					(3,829)
Adjust income tax expense to 21%	8,802					(7,722)

Pro forma net (loss) income	(1,228)					12,462

					$
Pro forma (loss) earnings per share	$(0.02)				0.21

Calculation of Pro Forma Total Revenues

Total revenues, as reported	$298,414			$		277,853
Add: Revenues from Discontinued Operations	3,535					3,973
Pro forma total revenues	$301,949			$		281,826

Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING BALANCE SHEETS
(In thousands)

		December 31, 2007					December 31, 2006

	Results Before AMD			Results Before AMD
	Segment	AMD Segment	Total TLCVision	Segment (Unaudited)			AMD Segment (Unaudited)	Total TLCVision

ASSETS
Current assets
Cash and cash equivalents	$12,925	$-	$12,925	$		28,917	-	$28,917
Short-term investments	-	-	-			11,575	-	11,575
Accounts receivable, net	18,076	-	18,076			19,315	-	19,315
Deferred tax asset	-	-	-			7,153	-	7,153
Prepaid expenses, inventory and other	14,882	-	14,882			13,911	-	13,911

Total current assets	45,883	-	45,883			80,871	-	80,871

Restricted cash	1,101	-	1,101			1,035	-	1,035
Investments and other assets	17,524	-	17,524			24,495	14,362	38,857
Goodwill	94,346	-	94,346			96,148	-	96,148
Other intangible assets, net	17,020	-	17,020			20,503	-	20,503
Fixed assets, net	61,936	-	61,936			56,888	-	56,888

Total assets	$237,810	$-	$237,810	$279,940			$14,362	$294,302

LIABILITIES
Current liabilities
Accounts payable	$17,177	-	$17,177	$12,314			-	$12,314
Accrued liabilities	28,115	-	28,115			20,231	-	20,231
Current maturities of long-term debt	11,732	-	11,732			8,311	-	8,311

Total current liabilities	57,024	-	57,024			40,856	-	40,856

Long-term debt, less current maturities	98,417	-	98,417			15,122	-	15,122
Other long-term liabilities	5,023	-	5,023			4,442	-	4,442
Minority interests	15,224	-	15,224			14,583	-	14,583

Total liabilities	175,688	-	175,688			75,003	-	75,003

STOCKHOLDERS’ EQUITY
Common stock	308,972	28,501	337,473			419,767	30,366	450,133
Option and warrant equity	837	-	837			1,806	-	1,806
Other comprehensive income	(784)	-	(784)		-		-	-
Accumulated deficit	(246,903)	(28,501)	(275,404)			(216,636)	(16,004)	(232,640)

Total stockholders’ equity	62,122	-	62,122			204,937	14,362	219,299

Total liabilities and stockholders’ equity	$237,810	$-	$237,810			$279,940	$14,362	$294,302

Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF CASH FLOWS (UNAUDITED)
(In thousands, except per share amounts)
		Twelve Months Ended December 31, 2007					Twelve Months Ended December 31, 2006

	Results Before AMD			Results Before AMD
	Segment	AMD Segment	Total TLCVision	Segment			AMD Segment	Total TLCVision

OPERATING ACTIVITIES
Net (loss) income	$(31,017)	$(12,497)	$(43,514)			$18,708	$(7,189)	$11,519

Adjustments to reconcile net (loss) income to net
cash from operating activities:
Depreciation and amortization	18,859	-	18,859			16,358	34	16,392
Reimbursements from investments in research and
development
arrangements	-	-	-			(300)	-	(300)
Impairment of goodwill and other assets	16,950	-	16,950			4,087	-	4,087
Minority interests	9,423	-	9,423			9,737	(2,715)	7,022
(Earnings) losses from equity investments	(1,029)	13,396	12,367			(3,173)	5,809	2,636
Deferred taxes	6,639	-	6,639			(5,241)	-	(5,241)
Excess tax benefits from stock-based compensation
expense	-		-		-
(Gain) loss on sales and disposals of fixed assets	(11)	-	(11)			111	29	140
Gain on sale of subsidiary stock	-	(899)	(899)			(349)	(1,450)	(1,799)
Write-down of OccuLogix, Inc. inventory	-	-	-		-		1,625	1,625
Loss (gain) on sale of business	233	-	233		-		-	-
Non-cash compensation expense	1,115	-	1,115			1,258	186	1,444
Adjustments to the fair values of long-lived
assets and liabilities	-	-	-			294	-	294
Other	275	-	275			58	26	84
Changes in operating assets and liabilities, net
of acquisitions and dispositions:	9,893	-	9,893			(3,190)	(1,225)	(4,415)

Cash from operating activities	31,330	-	31,330			38,358	(4,870)	33,488

INVESTING ACTIVITIES
Purchases of fixed assets	(13,279)	-	(13,279)			(11,493)	-	(11,493)
Proceeds from sales of fixed assets	1,114	-	1,114			681	-	681
Distributions and loan payments received from
equity investments	2,846	-	2,846			3,613	-	3,613
Reimbursements from investments in research and
development
arrangements	-	-	-			300	-	300
Acquisitions and equity investments	(4,815)	-	(4,815)			(7,839)	-	(7,839)
Proceeds from sales of short-term investments	17,375	-	17,375			400	9,925	10,325
Purchases of short-term investments	(5,800)	-	(5,800)			(5,425)	-	(5,425)
Proceeds from sale of subsidiary stock, net	2,000	-	2,000			230	2,226	2,456
Divestitures of business	1,619	-	1,619		-		-	-
Occulogix, Inc. cash balance at time of
deconsolidation	-	-	-		-		(14,814)	(14,814)
Other	123	-	123			59	(71)	(12)

Cash from investing activities	1,183	-	1,183			(19,474)	(2,734)	(22,208)

FINANCING ACTIVITIES
Restricted cash movement	(66)	-	(66)			(60)	-	(60)
Principal payments of debt financing and capital
leases	(11,998)	-	(11,998)			(6,479)	-	(6,479)
Proceeds from debt financing	89,717	-	89,717			441	-	441
Capitalized debt costs	(1,960)	-	(1,960)		-		-	-
Distributions to minority interests	(9,454)	-	(9,454)			(9,197)	-	(9,197)
Proceeds from issuances of common stock	2,825	-	2,825			970	-	970
Proceeds from issuances of OccuLogix, Inc. stock	-	-	-		-		233	233
Transfer from AMD segment	-	-	-			2,236	(2,236)	-
Purchases of treasury stock	(117,569)	-	(117,569)		-		-	-

Cash from financing activities	(48,505)	-	(48,505)			(12,089)	(2,003)	(14,092)

Net (decrease) increase in cash and cash
equivalents during the period	(15,992)	-	(15,992)			6,795	(9,607)	(2,812)
Cash and cash equivalents, beginning of period	28,917		28,917			22,122	9,607	31,729

Cash and cash equivalents, end of period	$12,925	$-	$12,925			$28,917	$-	$28,917

Operating cash flow per diluted share	$0.53	$-	$0.53			$0.55	$(0.07)	$0.48

Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.